UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21996

Greenwich Advisors Trust

(Exact name of registrant as specified in charter)

330 Railroad Avenue, Greenwich, CT 77057
(Address of principal executive offices)

Gemini Fund Services, LLC.

450 Wireless Blvd.

Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-531-7064

Date of fiscal year end: February 28, 2009

Date of reporting period: February 28, 2009

Item 1. Reports to Stockholders.

Greenwich Advisors India Select Fund

Annual Report

February 28, 2009

GREENWICH ADVISORS INDIA SELECT FUND

Dear Shareholders:

We are pleased to present this report for the Greenwich Advisors India Select Fund, covering the 1 year period beginning February 29th,  2008 to February 28th, 2009 (Actuals from 02/29/2008 to 2/27/2009 as no trading on Feb 28th 2009). The Indian stock market fell dramatically in the period, the Bombay Stock Exchange(BSE) 100 Index 1 posted a -62.42%(-51.98% in Rupees) while the India Select F und posted a -54.24% return (Class A Shares without load) ..

Market overview

The Fiscal year was one of the most volatile periods in history. The first half of the year brought considerable declines in the stock market driven by a global economic meltdown and a general collapse of the credit markets. The stock markets were further hurt by high inflation which rose from 7.75% (WPI) on March 31st, 2008 to a high of 12.91% in August 2008 and a corresponding tight monetary policy which saw the Reserve Bank of India (“RBI”) raising interest rates from 7.75% in March 2008 to 9% by late summer 2008.

However the global slowdown and the crash in global commodity prices had a huge impact on inflation in India with inflation dropping dramatically from about 11% in mid October to 0.26% by the end of Q1 2009. The drop in inflation and the slowdown of the Indian Economy allowed the RBI some breathing room and the RBI responded by taking aggressive monetary policy measures reducing the repo rate from 9% in October 2008 to 5% at the end of fiscal year in 2009.

As one would imagine virtually every sector of the market was down for the fiscal year. However, Real Estate, Metals, Capital Goods, and Banking were the worst hit down -85.2%,-72.0%,-63.4%, and -58.1%, respectively. This was primarily driven by a global collapse in the commodity markets and the banking sector.

Investors rallied to “recession proof” sectors, Pharmaceuticals and FMCG (Consumer Goods) , which lost the least for the year losing -33.9% and -10.2%, respectively.

The global slowdown affected GDP growth in India as well. GDP growth fell from 8.8% in March 2008 to 5.3% in December 2008. That said, India’s GDP 2 growth is still one of the highest for a large developing country in the world.

Fund Review

Our defensive stance in 2008 and early 2009 helped us outperform the markets for the year. We decreased our allocation to the Banking sector and increased allocations to cash. However, our portfolio was not immune to the market crash dropping -54.24% for the year.

 Greenwich Advisors India Select Fund was able to beat the returns of the BSE100 primarily due to our lack of exposure to Real Estate, in addition, our exposure to Pharmaceutical, Oil and Gas, IT, and FMCG sectors contributed to better than benchmark numbers.

Our holdings in Metals and Banking contributed to decreased returns as these two sectors were among the biggest losers last year. However, we believe that the Indian metals and banking sectors have great potential driven by a growing demand for commodities in India and due to the fact that Indian banks have comparatively low to no sub-prime exposure.

The Fund continues to invest in sectors we feel have the best long-term growth prospects, doing so, we will invest in sectors that might be down currently but we believe have tremendous upside in the future. Thank you for your trust in the Greenwich Advisors India Select Fund. We will continue to monitor changes in the Indian stock market and adjust the Fund’s portfolio as our research unearths attractive investment opportunities.

Investment Concerns:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing involves increased risk and volatility.  An investment in this Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

The geographical concentration of the portfolio holdings in this Fund may involve increased risk.

Definitions:

¹ The Bombay Stock Exchange 100 (BSE 100) Index is a free float-adjusted market capitalization-weighted index of 100 stocks on the Bombay Stock Exchange. The index is unmanaged and does not reflect the deduction of fees, such as investment management, fund accounting or taxes associated with a mutual fund. Investors cannot invest directly in an index.  Return quoted in U.S. dollars.

Terms:

2 The India Gross Domestic Product (“GDP”) measures the market value of the goods and services produced in India.

Greenwich Advisors India Select Fund
Fund Performance Review
February 28, 2009 (Unaudited)

The Fund's performance figures* for the year ended February 28, 2009, compared to its benchmarks:

	1 Year	Since Inception	Inception Date
A Shares (without load)	-54.24%	-39.46%	8/1/2007
A Shares (with max load of 5.75%)	-56.86%	-41.68%
C Shares (without CDSC)	-54.51%	-39.79%	8/1/2007
C Shares (with max CDSC of 1.00%)	-54.96%	-39.79%
I Shares	-53.93%	-39.12%	8/1/2007
Bombay Stock Exchange 100 Index [1]	-62.42%	-38.40%

* Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  Total return figures include change in share price, reinvestment of dividends and capital gains.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.  To obtain performance information current to the most month-end, please call 1-866-667-8733.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Investment performance reflects contractual fee waivers in effect through June 30, 2009. Without these fee waivers, the performance would have been lower.

The Gross expense ratio from the Fund's most recent Prospectus, dated August 1, 2007 from Class A, Class C and Class I are 125.50%, 126.01%  and 125.26%, respectively. Additional information pertaining to the Fund's expense ratios as of February 28, 2009 can be found this report in the financial highlights section for each class.

Comparison of the Change in Value of a $10,000 Investment

This chart assumes an initial hypothetical investment of $10,000 made on August 1, 2007, and reflects the maximum sales load of 5.75%.

¹ The Bombay Stock Exchange 100 (BSE 100) Index is a free float-adjusted market capitalization-weighted index of 100 stocks on the Bombay Stock Exchange. The index is unmanaged and does not reflect the deduction of fees, such as investment management, fund accounting or taxes associated with a mutual fund. Investors cannot invest directly in an index.  Return quoted in U.S. dollars.

Top Holdings By Industry	% of Net Assets
Oil & Gas	6.1%
Telecommunications	5.7%
Engineering & Construction	5.0%
Mining	4.4%
Computers	4.4%
Software	4.2%
Pharmaceuticals	4.2%
Electrical Components & Equipment	3.6%
Banks	3.4%
Building Materials	3.1%
Other, Cash & Cash Equivalents	55.9%
100.0%

Greenwich Advisors India Select Fund
PORTFOLIO OF INVESTMENTS
February 28, 2009

Shares		Value

	COMMON STOCK - 54.7%
	AGRICULTURE - 2.0%
2,424	ITC Ltd.	$ 8,678

	AUTO MANUFACTURERS - 2.6%
1,541	Mahindra & Mahindra Ltd.	9,394
615	Tata Motors Ltd.	1,796
		11,190
	BANKS - 3.4%
377	HDFC Bank Ltd.	6,559
1,220	ICICI Bank Ltd.	7,815
		14,374
	BUILDING MATERIALS - 3.2%
1,607	Ambuja Cements Ltd.	1,997
250	Grasim Industries Ltd.	6,714
2,438	India Cements Ltd.	4,649
		13,360
	CHEMICALS - 1.3%
3,220	United Phosphorus Ltd.	5,570

	COMPUTERS - 4.4%
551	Infosys Technologies Ltd.	13,269
571	Tata Consultancy Services Ltd.	5,395
		18,664
	COSMETICS / PERSONAL CARE - 1.2%
2,855	Dabur India Ltd.	5,090

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
320	Housing Development Finance Corp.	7,977

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.6%
819	ABB Ltd.	5,882
337	Bharat Heavy Electricals Ltd.	9,253
		15,135
	ENGINEERING & CONSTRUCTION - 5.0%
8,135	Jaiprakash Associates Ltd.	10,501
910	Larsen & Toubro Ltd.	10,923
		21,424
	INSURANCE - 0.7%
432	Reliance Capital Ltd.	2,979

	LODGING - 0.8%
4,696	Indian Hotels Co. Ltd.	3,316

	MINING - 4.4%
7,938	Sesa Goa Ltd.	12,575
1,309	Sterlite Industries India Ltd.	6,268
		18,843

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
PORTFOLIO OF INVESTMENTS (continued)
February 28, 2009

Shares		Value
	OIL & GAS - 6.1%
1,047	Reliance Industries Ltd.	$ 25,925

	PHARMACEUTICALS - 4.2%
1,491	Cipla Ltd/India	5,584
4,185	Matrix Laboratories Ltd. *	7,661
11	Ranbaxy Laboratories Ltd.	35
229	Sun Pharmaceutical Industries Ltd.	4,557
		17,837
	SOFTWARE - 4.2%
347	Financial Technologies India Ltd.	2,880
897	HCL Technologies Ltd.	1,758
946	Oracle Financial Services Software Ltd. *	13,294
		17,932
	TELECOMMUNICATIONS - 5.7%
988	Bharti Airtel Ltd. *	12,338
3,864	Reliance Communications Ltd.	11,748
		24,086

	TOTAL COMMON STOCK (Cost - $600,727)	232,380

	PREFERRED STOCK - 0.6%
	IRON/STEEL - 0.6%
4,832	Tata Steel Ltd. 2% 9/1/09 **	2,513
	(Cost - $13,946)

	SHORT-TERM INVESTMENTS - 16.2%
	MONEY MARKET FUND - 16.2%
68,769	HighMark 100% US Treasury Money Market Fund .02% ***	68,769
	(Cost $68,769)

	TOTAL INVESTMENTS - 71.5% (Cost $683,442) (a)	$ 303,662
	OTHER ASSETS IN EXCESS OF LIABILITIES - 28.5%	121,288
	NET ASSETS - 100%	$ 424,950

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $685,618, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ -
	Unrealized depreciation	(381,956)
	Net unrealized depreciation	$ (381,956)

* Non-Income producing security.
** Convertible to Common shares.
*** Variable rate security. Rate disclosed is as of February 28, 2009.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009

ASSETS
Investments at value (Cost $683,442)	$ 303,662
Foreign Currency (Cost $303)	291
Receivable from Investment Advisor	172,548
Dividends receivable	35
Prepaid expenses and other assets	8,806
TOTAL ASSETS	485,342

LIABILITIES
Transfer agent	13,824
Professional fees	39,998
Other fees	6,570
TOTAL LIABILITIES	60,392
NET ASSETS	$ 424,950

Net Assets Consist Of:
Paid in capital	$ 1,430,025
Accumulated net realized loss from security transactions	(625,283)
Net unrealized depreciation on investments and foreign currency transactions	(379,792)
NET ASSETS	$ 424,950

Class A Shares
Net Assets	$ 299,083
Shares Outstanding	66,020
Net Asset Value, Offering and Redemption Price per share (a)	$ 4.53

Maximum Sales Charge	5.75%

Maximum Offering Price per share	$ 4.81

Class C Shares
Net Assets	$ 121,300
Shares Outstanding	27,002
Net Asset Value, Offering and Redemption Price per share (a)	$ 4.49

Class I Shares
Net Assets	$ 4,567
Shares Outstanding	1,000
Net Asset Value, Offering and Redemption Price per share (a)	$ 4.57

(a) Redemptions made with 90 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2009

INVESTMENT INCOME
Dividends	$ 12,853
TOTAL INVESTMENT INCOME	12,853

EXPENSES
Transfer agent fees	83,588
Administrative services fees	79,982
Compliance officer fees	74,798
Organizational fees	48,964
Registration fees	41,601
Audit fees	40,037
Legal fees	24,961
Custodian fees	24,245
Insurance expense	17,597
Printing and postage expenses	15,692
Investment advisory fees	13,482
Trustees' fees and expenses	7,977
Accounting services fees	6,805
Distribution (12b-1) fees (Class A Shares)	4,089
Distribution (12b-1) fees (Class C Shares)	2,532
Other expenses	13,982
TOTAL EXPENSES	500,332
Reimbursement by the Investment Advisor	(460,246)
Fees waived by the Investment Advisor	(13,482)
NET EXPENSES	26,604

NET INVESTMENT LOSS	(13,751)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments and foreign currency transactions	(621,899)
Net change in unrealized depreciation on investments and foreign currency transactions	(280,482)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(902,381)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (916,132)

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	February 28, 2009	February 29, 2008 (a)

FROM OPERATIONS
Net investment loss	$ (13,751)	$ (4,399)
Net realized gain / (loss) from investments	(621,899)	493
Net change in unrealized depreciation on investments	(280,482)	(99,310)
Net decrease in net assets resulting from operations	(916,132)	(103,216)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A Shares	429,151	1,030,713
Class C Shares	201,367	315,400
Class I Shares	441	10,000
Payments for shares redeemed
Class A Shares	(406,070)	(1,268)
Class C Shares	(135,436)	-
Net increase in net assets from shares of beneficial interest	89,453	1,354,845

TOTAL INCREASE / (DECREASE) IN NET ASSETS	(826,679)	1,251,629

NET ASSETS
Beginning of Period	1,251,629	-
End of Period*	$ 424,950	$ 1,251,629
* Includes accumulated net investment loss of:	$ -	$ (1,534)

SHARE TRANSACTIONS
Class A Shares:
Shares Sold	48,071	97,922
Shares Redeemed	(79,855)	(118)
Net increase / (decrease) in shares of beneficial interest outstanding	(31,784)	97,804

Class C Shares:
Shares Sold	22,935	27,719
Shares Redeemed	(23,652)	-
Net increase / (decrease) in shares of beneficial interest outstanding	(717)	27,719

Class I Shares:
Shares Sold	-	1,000
Net increase in shares of beneficial interest outstanding	-	1,000

(a) Inception date August 1, 2007. Operations commenced August 30, 2007.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Period
	Ended	Ended
CLASS A	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 9.90	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.09)	(0.03)
Net realized and unrealized
loss on investments	(5.28)	(0.07)
Total from investment operations	(5.37)	(0.10)

Net asset value, end of period	$ 4.53	$ 9.90

Total return	(54.24%)	(1.00%)	(3)

Net assets, end of year (000s)	$ 299	$ 968

Ratio of gross expenses to average
net assets (4)	46.18%	125.20%	(5)
Ratio of net expenses to average
net assets	2.35%	2.35%	(5)
Ratio of net investment loss
to average net assets	(1.17%)	(1.65%)	(5)

Portfolio turnover rate	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(5) Annualized.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Period
	Ended	Ended
CLASS C	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 9.87	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.12)	(0.05)
Net realized and unrealized
loss on investments	(5.26)	(0.08)
Total from investment operations	(5.38)	(0.13)

Net asset value, end of period	$ 4.49	$ 9.87

Total return	(54.51%)	(1.30%)	(3)

Net assets, end of year (000s)	$ 121	$ 274

Ratio of gross expenses to average
net assets (4)	46.78%	126.01%	(5)
Ratio of net expenses to average
net assets	2.85%	2.85%	(5)
Ratio of net investment loss
to average net assets	(1.62%)	(2.05%)	(5)

Portfolio turnover rate	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(5) Annualized.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Period
	Ended	Ended
CLASS I	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 9.92	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.06)	(0.05)
Net realized and unrealized
loss on investments	(5.29)	(0.03)
Total from investment operations	(5.35)	(0.08)

Net asset value, end of period	$ 4.57	$ 9.92

Total return	(53.93%)	(0.80%)	(3)

Net assets, end of year (000s)	$ 5	$ 10

Ratio of gross expenses to average
net assets (4)	47.98%	125.26%	(5)
Ratio of net expenses to average
net assets	1.85%	1.85%	(5)
Ratio of net investment loss
to average net assets	(0.80%)	(0.95%)	(5)

Portfolio turnover rate	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(5) Annualized.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund

Notes to Financial Statements

February 28, 2009

1.

ORGANIZATION

Greenwich Advisors Trust (the “Trust”) was organized as a trust under the laws of the State of Ohio on December 22, 2006.  The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.  The Trust currently offers one fund, called the Greenwich Advisors India Select Fund (the “Fund”).  The Fund commenced operations on August 30, 2007.

The investment objective for the Fund is to seek long-term capital appreciation. To pursue its investment objective, the Fund will normally invest at least 80% of its assets in equity securities of companies in India.  These securities are typically listed on stock exchanges in India, but also include securities traded in markets outside India, including securities trading in the form of depositary receipts or derivative securities such as participation certificates.  Equity securities include common stock, convertible stocks, stock exchange listed warrants, and any other such investments which entitle the holder to subscribe for or convert into the equity of the company and/or where the price is influenced significantly by the price of the company’s common stock.

The Fund is diversified, as that term is defined in the 1940 Act.  The Fund currently offers three classes of shares:  Class A Shares, Class C Shares and Class I Shares.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.   However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with U.S. accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Greenwich Advisors, LLC (the “Advisor”) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fair Value Measurements: Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”).  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosures about fair value measurements.  SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy.  The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•

Level 1 - quoted prices in active markets for identical assets.

•

Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•

Level 3 - significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization of the Fund’s investments based on the level of inputs utilized in determining the value of such investments as of February 28, 2009:

	LEVEL 1	LEVEL 2	LEVEL 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Investments	$234,893	$68,769	$ -

Total	$234,893	$68,769	$ -

Currency Translation: For purposes of determining the Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Security Transactions and Related Income: Changes in holdings of portfolio securities shall be reflected no later than the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses: Expenses directly attributable to the Fund are charged to the Fund. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Dividends to Shareholders: Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions from net realized gains, if any, are declared and distributed at least annually by the Fund.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “'book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.  Temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

Organization and Offering Expenses: All costs incurred by the Trust in connection with the organization of the Fund, principally professional fees and printing, were paid on behalf of the Trust by the Advisor, some of which were borne by the Fund.

Costs incurred in connection with the offering and initial registration of the Trust were deferred and have been amortized on a straight-line basis over the first twelve months of operations.

Federal Income Taxes: The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a “regulated investment company” and to make the requisite distributions of taxable income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Fund’s capital gains realized on foreign securities in the country of domicile.

Effective March 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is more-likely-than-not that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense.  Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 3 tax year ends and the interim tax period since then, as applicable).  The adoption of FIN 48 did not impact the Fund’s net assets or result of operations.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial   statements. Actual results could differ from those estimates and those differences could be material.

Redemption Fees: A 1.00% redemption fee will be imposed by the Fund for shares redeemed or exchanged after holding them for less than 90 days. This fee does not apply to shares purchased through reinvested dividends or capital gains.

New Accounting Pronouncement: In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.

RELATED PARTY TRANSACTIONS

Investment Advisor

Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed daily and paid monthly at an annual rate of 1.25% of average net assets of the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by underlying funds and extraordinary expenses) at 2.35% of its average daily net assets for Class A shares, 2.85% of its average daily net assets for Class C shares and 1.85% of its average daily net assets for Class I shares through February 28, 2010.  For the period ended February 28, 2009 the Fund incurred $13,482 of advisory fees.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the total operating expenses for a class of shares to exceed the above Maximum Operating Expense Limits and the repayment is made within three years after the year in which the Advisor incurred the expense. Pursuant to its agreement, for the period ended February 28, 2009, the Advisor waived or reimbursed fees in the amount of $473,728. As of February 28, 2009, the Advisor may potentially recoup $307,704 which expires in 2011 and $473,728 which expires in 2012.

SBI Funds Management Private Ltd. (the “Sub-Advisor”) serves as the sub-advisor to the Fund. As compensation, the Advisor (not the Fund) will pay the Sub-Advisor a tiered fee based on average daily net assets of the Fund.

Administrator

Citi Fund Services Ohio, Inc. (“Citi”) serves the Trust as administrator. Certain officers of the Trust are affiliated with Citi and were paid no fees directly by the Fund for servicing as officers of the Trust, with the exception of the Chief Compliance Officer. Under the terms of the Master Services Agreement with the Fund, Citi is entitled to receive an annual asset-based fee for administration and fund accounting of 6 basis points (0.06%) on the first $1 billion in aggregate net assets of the Fund; 4 basis points (0.04%) of aggregate net assets of the Fund from over $1 billion.  The Fund is subject to an annual minimum of $80,000, and includes up to three classes per Fund. Citi is entitled to receive $5,000 under the Master Services Agreement for any additional classes above three.  Under the Master Services Agreement, Citi serves as transfer agent and dividend disbursing agent to the Fund. Citi is entitled to receive an annual per-account fee for such services that is applied to each shareholder account on Citi transfer agency system plus a fee of $17,000 per share class.  For its services as administrator, fund accountant and transfer agent, Citi is entitled to receive an aggregate annual minimum of $125,000.

Effective March 1, 2009, The Fund employed Gemini Fund Services, LLC (“GFS”) to provide Administration, Fund Accounting and Transfer Agency services.

Chief Compliance Officer

The Compliance Services Agreement between the Fund and Citi, makes a Citi employee available to serve as the Fund’s Chief Compliance Officer (the “CCO”). Citi provides certain compliance services to the Trust pursuant to a Compliance Services Agreement. For its services, Citi receives an annual fee of $75,000 plus reimbursement for actual out-of-pocket expenses incurred while providing services to the Trust.

Effective March 1, 2009, The Fund employed Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, to provide Chief Compliance Officer services.

Distributor

The Trust has retained Foreside Distribution Services, L.P. (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, Inc., to serve as principal underwriter for the shares of the Fund, pursuant to a Distribution Agreement between the Distributor and the Advisor.  Fees for such distribution services are paid to the Distributor by the Advisor.

Distribution Plan

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to its Class A and Class C shares.  Pursuant to the Distribution Plan, the Fund will pay 0.50% and 1.00% of its average daily net assets attributable to its Class A and Class C shares, respectively. The Distribution Plan provides that the Fund pay the Distributor and other organizations for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.

4.

PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the year ended February 28, 2009, totaled:

Purchases

Sales

$789,277

$464,539

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund.  For the year ended February 28, 2009, the Fund did not assess any redemption fees.

6.

FEDERAL TAX INFORMATION

As of the latest fiscal year end of February 28, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated
Capital and Other	Unrealized	Total Accumulated
Losses	Depreciation[1]	Earnings/(Deficit)
$(623,107)	$(381,968)	$(1,005,075)

1 The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

At February 28, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through February 28, 2017 of $262,239.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.  The Fund had incurred and elected to defer capital losses of $360,868, which will be treated as arising on the first business day of the fiscal year ending February 28, 2010.

Permanent book and tax differences resulted in reclassification for the period ended February 28, 2009 as follows: a decrease in paid in capital of $11,901, a decrease in accumulated investment loss of $15,285 and an increase in accumulated net realized loss from investments and foreign currency transactions of $3,384.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Greenwich Advisors India Select Fund:

We have audited the accompanying statement of assets and liabilities of the Greenwich Advisors India Select Fund (the Fund) of the Greenwich Advisors Trust, including the portfolio of investments, as of February 28, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund of the Greenwich Advisors Trust at February 28, 2009, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

April 28, 2009

Greenwich Advisors India Select Fund

Expense Examples

February 28, 2009

(Unaudited)

Table of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales (charges loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2008 through February 28, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
		9/1/08	2/28/09	9/1/08 - 2/28/09	9/1/08 - 2/28/09
India Select Fund	Class A	$ 1,000.00	$ 575.60	$ 9.18	2.35%
	Class C	1,000.00	574.20	11.12	2.85%
	Class I	1,000.00	578.50	7.24	1.85%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine that the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
		9/1/08	2/28/09	9/1/08 - 2/28/09	9/1/08 - 2/28/09

India Select Fund	Class A	$ 1,000.00	$ 1,013.44	$ 11.73	2.35%
	Class C	1,000.00	1,010.66	14.21	2.85%
	Class I	1,000.00	1,015.62	9.25	1.85%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (181) in the most recent fiscal half-year divided by the number of days (365) in the fiscal year.

Greenwich Advisors India Select Fund

Information about Trustees and Officers

February 28, 2009

(Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-866-667-8733.

Name Address and Age[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
John J. Cialone (52)	Trustee	Indefinite/February 9, 2007 - present	New York State Court Officer, Unified Court System of New York State, 1994- present.	1	None
Anthony J. Hertl (59)	Trustee	Indefinite/ February 9, 2007- present	Consultant to small and emerging businesses since 2000; Certified Public Accountant.	1	AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; Northern Lights Fund Trust (32 portfolios); Northern Lights Variable Trust (7 portfolios); Z-Seven Fund (1 portfolio)
John L. Martin (55)	Trustee	Indefinite/ April 21, 2008 - present	Senior Sales Consultant/Global Program Manager, IBM, from 1978 - present	1	None
Robert S. Pollock (73)	Trustee	Indefinite/ February 9, 2007- present	Chief Executive Officer and President, Continuum Partners (consulting firm), from 1999- present.	1	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Anne M. Carley (43)	Secretary	Indefinite/ December 22, 2006 - present

Managing Director, Greenwich Advisors, LLC (investment adviser), 2005-present; Managing Director, Greenwich Equity Group, LLC (finance company), 2005-present; Principal, Rampant Financial Series (finance company), 2005- February 2006; Chief Financial Officer, R.J. Murphy & Associates (finance company); 2002-2004; Principal, Laconia Capital Corporation (finance company); June 2002- October 2002.

				N/A	N/A
Suhas S. Kundapoor (34) [3]	President and Trustee	Trustee: Indefinite/ February, 1, 2007- present; President: Indefinite/ December 22, 2006- present.	Managing Director, Greenwich Equity Group (finance company), September 2006- present; President, Greenwich Advisors, LLC (investment adviser), September 2006- present Financial Analyst, In Interactive Brokers, LLC (finance company), 2004- September 2006; Senior Financial Analyst, Verizon (telecommunications), 2001-2004.	1	None
Erik Naviloff (40) 450 Wireless Blvd. Hauppauge, NY 11788	Treasurer	Indefinite March 1, 2009- present.	Assistant Vice President Gemini Fund Services LLC since 2007; Senior Accounting Manager Fixed Income, Dreyfus Corporation 2002 to 2007
Mike J. Wagner (58) 450 Wireless Blvd. Hauppauge, NY 11788	Chief Compliance Officer	Indefinite March 1, 2009- present

President (4/06-present) and Chief Operating Officer (9/04–3/06) of Northern Lights Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (4/04-3/06); Director of Constellation Trust Company, LLC (1/05-12/08)

1 Unless otherwise note, the mailing address of each Trustee and officer is 330 Railroad Avenue, Greenwich, CT 06830.

2 The “Fund Complex” consists of Greenwich Advisors Trust.

3 Suhas S. Kundapoor is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment advisor.

Greenwich Advisors India Select Fund

Supplemental Information

February 28, 2009

(Unaudited)

Re-Approval of the Advisory Agreement

In connection with a meeting held on January 22, 2009 (the “Meeting”), the Board of Trustees (the “Board”) of Greenwich Advisors Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the re-approval of an investment advisory agreement (the “Agreement”) between Greenwich Advisors LLC (“Adviser”) and the Trust, on behalf of the Greenwich India Select Fund (the “Fund”).   In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the re-approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Agreement included the following:

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Trustees discussed the Portfolio Manager’s investment experience and the quality of the investment and administrative services that the Fund has received from the Adviser.  The Trustees also considered the financial capacity of the Adviser to meet its obligations going forward.  The Trustees noted that the Adviser had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as the federal securities laws.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Fees and Expenses. The Trustees reviewed the Adviser's estimates of its profitability and its financial condition.    The Trustees noted that the Fund is not currently profitable to the Adviser.  The Trustees noted that the Adviser has no affiliations with the Fund’s transfer agent, fund accountant, custodian, distributor or any broker-dealers and therefore does not derive any benefits from the relationships these parties have with the Trust.

The Trustees considered the management fee paid by the Fund and compared that fee to management fees paid by funds in the Fund's peer group.  The Trustees compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and noted that the Fund's expense ratio was higher than all it peers.  The Trustees concluded that the Fund’s management fee and expense ratio were acceptable in light of the quality of services the Fund received from the Adviser and the level of fees paid by funds in the peer group.

Economies of Scale.  The Trustees noted that the Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees noted that breakpoints may be appropriate way for the Adviser to share its economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.  The Trustees recognized that the Fund has only two years of operations and that the absence of breakpoints continues to be acceptable under the circumstances.

Performance. The Board reviewed the Fund’s performance through December 31, 2008. The Board noted that although there were not many funds in the Fund's peer group, the Fund had outperformed its peers for the one year and since inception periods.  The Trustees reviewed the appropriateness of the peer groups and indexes used to compare Fund performance.  They concluded that while a negative absolute return for the 2008 calendar year was disappointing, the performance compared favorably to the Fund's peer group and to the return of the relevant benchmark index.  It was the consensus of the Board that they were pleased with the Fund’s relative performance, although hoped that the Fund returned to absolute positive performance in the future.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that re-approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously re-approved the Agreement.

Re-Approval of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the re-approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between SBI Funds Management (the “Sub-Adviser”) and the Trust, on behalf of the Fund.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Fund, a peer group of funds and appropriate indices with respect to the Portfolios; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser, (b) investment management staffing, and (c) the financial condition of the Sub-Adviser.

In its consideration of the re-approval of the Sub-Advisory Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees considered that SBI Funds Management is renowned for its experience in managing investments of India-based companies and reviewed information regarding SBI Funds Management and its key personnel.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Sub-Adviser.

Performance. The Board reviewed the Fund’s performance through December 31, 2008, noting that the Sub-Adviser is responsible for the management of the Fund's assets under the guidance and supervision of the Adviser.  The Adviser noted that the Fund's outstanding performance was attributable to the experience and expertise of the Sub-Adviser.  It was the consensus of the Board that they were pleased with the Fund’s relative performance under the Sub-Adviser's management, although the Board hoped that the Fund returned to absolute positive performance in the future.

Fees and Expenses. the Board noted that the Sub-adviser's fees are paid out of the Adviser's fee, not borne by the Fund directly. Therefore, an analysis of the profitability of the Sub-Adviser in managing the Fund's assets was unnecessary and inappropriate.

Economies of Scale.  As to the extent to which the Sub-Adviser will realize economies of scale as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of investors the Trustees noted that the Sub-Advisory Agreement does contain breakpoints that reduce the fee rate on assets above $25 million.  The Trustees noted that breakpoints at the Sub-Adviser level could result in increased profits for eh Adviser, but that breakpoints are an appropriate way for the Adviser to share it economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.

Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved the proposed Sub-Advisory Agreement.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-8733 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-667-8733.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objective, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-866-667-8733.

Mutual Funds are NOT FDIC insured. There is no bank guarantee.

Mutual funds may lose value.

The Greenwich Advisors India Select Fund is distributed by Foreside Fund Services, LLC.

INVESTMENT ADVISOR

Greenwich Advisors, LLC

330 Railroad Avenue

Greenwich, CT 06830

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Anthony J. Hertl, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2007 — $0

2008 — $32,000

2009 — $33,300

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 — $0

2008 — $0

2009 — $0

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 — $0

2008 — $4,500

2009 — $4,500

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 — $0

2008 — $0

2009 — $0

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

        (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 — 0

2008 — 100%

2009 — 100%

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

    (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

     Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Greenwich Advisors Trust

By (Signature and Title)	/s/ Suhas Kundapoor
Suhas Kundapoor, President

Date May 8, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Suhas Kundapoor
Suhas Kundapoor, President

Date May 8, 2009

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer

Date May 8, 2009